News Release

Media Contact: Lesley Weisenbacher Vice President, Marketing 312.540.6623 | lesley.weisenbacher@merge.com
CORRECTING and REPLACING -- MERGE REPORTS 2012 SUBSCRIPTION BACKLOG UP 62%
Delivers third quarter revenue of $61 million and announces 2013 guidance of pro forma revenue range of $265 - $275 million

Chicago, IL (Oct. 31, 2012) In a press release issued earlier today by Merge Healthcare Incorporated (NASDAQ: MRGE), with the same headline, please note that the first table of the Pro Forma Operating Group Results section was erroneously omitted.  The full and correct release follows:

Merge Healthcare Incorporated (NASDAQ: MRGE), a leading provider of clinical systems and innovations that seek to transform healthcare, today announced its financial and business results for the third quarter of 2012.

“Our third quarter results continue to demonstrate our transition to a subscription model with both new and existing clients,” said Jeff Surges, CEO of Merge Healthcare. “Additionally, we are providing annual guidance for 2013 on revenue, adjusted EBITDA and subscription backlog growth based on the progress we have made in 2012.”

Financial Highlights:
-	Revenue increased to $60.4 million ($61.0 million on a pro forma basis) in the quarter, from $60.1 million ($60.6 million on a pro forma basis) in the third quarter of 2011;
-	Adjusted EBITDA was $12.5 million, representing 21% of pro forma revenue in the quarter, compared to $14.5 million and 24% in the third quarter of 2011;
-
Subscription-based pricing arrangements in which software, hardware and professional services are recognized ratably over a number of years generated 15.1% of total revenue in the quarter and subscription backlog grew 62% since the prior year end;

-	Established 2013 guidance of revenue in the range of $265 - $275 million with an adjusted EBITDA range of 22-24% and expected subscription backlog growth by the end of 2013 of at least $25 million.

Business Highlights:
-	Added 15 iConnect® contracts with leading healthcare systems including Dignity Health, Huntington Hospital, Erie Country Medical Center and Coosa Valley, among others;
-	Contracted with clients to store over 3.65 million studies in the Merge Honeycomb Archive via subscription-based payment models, including the largest orthopedics practice in the nation;
-	Over 776 Meaningful Use eligible providers from 110 Merge clients received $3.1 million in incentives with an additional $10.9 million in incentive payments expected by year end;
-	eClinical segment signed over 150 contracts in the quarter resulting in a greater than 100% growth in bookings.

Quarter Results:
Results compared to the same quarter in the prior year on a GAAP basis are as follows (in millions, except per share data):
	Q3 2012	Q3 2011
Net sales	$60.4	$60.1
Operating income	6.0	7.0
Net loss attributable to common shareholders	(3.8)	(1.0)
Net loss per diluted share	$(0.04)	$(0.01)

Cash balance at period end	$42.2	$44.7
Cash from business operations*	9.2	8.8

*See table at the back of this earnings release.

Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):
	Q3 2012	Q3 2011
Pro forma and Non-GAAP results
Net sales	$61.0	$60.6
Adjusted net income	0.9	5.3
Adjusted EBITDA	12.5	14.5

Adjusted net income per diluted share	$0.01	$0.06
Adjusted EBITDA per diluted share	$0.13	$0.16

Non-GAAP and other measures**
Subscription, maintenance & EDI revenue as % of net sales	61.0%	N/A
Subscription and non-recurring backlog at period end	$71.4	N/A
Days sales outstanding	106	101

**Comparable information for periods prior to Q3 2012 is not available.

Reconciliation of GAAP net income (loss) to adjusted net income (loss) and adjusted EBITDA is included after the financial information below.

Pro Forma Operating Group Results:
Results (in millions) for our operating groups, which we commenced reporting in the second quarter of 2012, are as follows:

	Three Months Ended September 30, 2012
	Healthcare	DNA	Corporate/Other	Total
Net sales:
Software and other	$18.2	$3.3		$21.5
Service	8.0	3.5		11.5
Maintenance	27.2	0.8		28.0
Total net sales	53.4	7.6		61.0
Gross Margin	32.9	3.1		36.0
Gross Margin %	61.6%	40.8%		59.0%
Expenses	23.1	4.3		27.4
Segment income (loss)	$9.8	$(1.2)		8.6
Operating Margin %	18.4%	-15.8%		14.1%
Net corporate/other expenses (1)			$10.3	10.3
Loss before income taxes				(1.7)
Adj. EBITDA reconciling adjustments	4.5	1.6	8.1	14.2
Adjusted EBITDA	$14.3	$0.4	$(2.2)	$12.5
Adjusted EBITDA %	26.8%	5.3%		20.5%

(1)	Net corporate/other expenses include public company costs, corporate administration costs, acquisition-related expenses and net interest expense.

	Net Sales in the Three Months Ended September 30, 2012					Backlog as of September 30, 2012
	Healthcare		DNA			Healthcare		DNA
Revenue Source	$	%	$	%	Total	$	%	$	%	Total
Maintenance & EDI (1)	$27.3	51.1%	$0.7	9.2%	45.9%
Subscription	2.3	4.3%	6.9	90.8%	15.1%	$10.9	26.0%	$29.5	100.0%	56.6%
Non-recurring	23.8	44.6%	-	0.0%	39.0%	31.0	74.0%	-	0.0%	43.4%
Total	$53.4	100.0%	$7.6	100.0%	100.0%	$41.9	100.0%	$29.5	100.0%	100.0%
	87.5%		12.5%			58.7%		41.3%

(1) Due to the variability in timing and length of maintenance renewals, we do not believe backlog for this revenue component is a meaningful disclosure.

Explanation of Non-GAAP Financial Measures

We report our financial results in accordance with generally accepted accounting principles or GAAP. This press release includes certain non-GAAP financial measures to supplement its GAAP information. Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets.  While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

-	Pro forma revenue consists of GAAP revenue as reported, adjusted to add back the acquisition related sales adjustments (for all significant acquisitions) recorded for GAAP purposes.

-
Subscription revenue and the related backlog is comprised of software, hardware and professional services (including installation, training, etc.) contracted with and payable by the customer over a number of years.  Generally, these contracts will include a minimum volume / dollar commitment.  As such, the revenue from these transactions is recognized ratably over an extended period of time.   These types of contracts will include monthly payments (including leases), long-term clinical trials, renewable annual software arrangements (with very high renew rate), to specify a few methods.

-
Non-recurring revenue and related backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented.  Non-recurring revenue is comprised of perpetual software license sales and includes licenses, hardware and professional services (including installation, training and consultative engineering services).

-
Adjusted net income consists of GAAP net income available to common stockholders, adjusted to exclude (a) acquisition-related costs, (b) restructuring and other costs, (c) stock-based compensation expense, (d) acquisition-related amortization, and (e) acquisition-related cost of sales adjustments and add backs (f) the acquisition-related sales adjustments.

-
Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

-
Cash from business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results.  In addition, the following adjustments are described in more detail below:

-	Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-

        related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

-
Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

-
Acquisition-related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call
Merge will host a conference call on Thursday, November 1 at 8:30 am EDT to discuss its financial results for the third quarter of 2012.  Jeff Surges, Justin Dearborn, and Steve Oreskovich will lead the call.  Participants may preregister for this teleconference at http://emsp.intellor.com/?p=411359&do=register&t=8. Once the participant registers, a confirmation page will display dial-in numbers and a unique PIN, and the participant will also receive an email confirmation of this information. A replay via the Internet or phone will be available after the call at http://www.merge.com/Company/Investors/Conference-Call-Info.aspx.

About Merge
Merge is a leading provider of clinical systems and innovations that seek to transform healthcare.  Merge’s enterprise and cloud-based solutions for image intensive specialties provide access to any image, anywhere, any time. Merge also provides health stations, clinical trials software and other health data and analytics solutions that engage consumers in their personal health. With solutions that are used by providers and consumers and include more than 20 years of innovation, Merge is helping to reduce costs and improve the quality of healthcare worldwide. For more information, visit merge.com.

Cautionary Notice Regarding Forward-Looking Statements
The matters discussed in this news release may include forward-looking statements, which could involve a number of risks and uncertainties. When used in this press release, the words “will,” “believes,” “intends,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied by, such forward-looking statements. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2012	2011
	(Unaudited)
Current assets:
Cash (including restricted cash)	$42,212	$39,272
Accounts receivable, net	70,306	71,014
Inventory	4,455	4,718
Prepaid expenses	10,228	5,678
Deferred income taxes	3,451	3,393
Other current assets	24,646	20,199
Total current assets	155,298	144,274

Property and equipment, net	5,472	4,391
Purchased and developed software, net	21,025	23,924
Other intangible assets, net	38,695	45,152
Goodwill	214,277	209,829
Deferred tax assets	6,554	9,209
Other assets	12,845	13,608
Total assets	$454,166	$450,387

Current liabilities:
Accounts payable	$19,478	$22,114
Interest payable	12,379	4,935
Accrued wages	5,941	6,972
Restructuring accrual	757	1,407
Other current liabilities	15,918	11,580
Deferred revenue	48,108	51,246
Total current liabilities	102,581	98,254

Notes payable	249,869	249,438
Deferred income taxes	1,994	1,891
Deferred revenue	1,161	1,679
Income taxes payable	734	727
Other liabilities	4,752	5,927
Total liabilities	361,091	357,916
Total Merge shareholders' equity	92,637	92,003
Noncontrolling interest	438	468
Total shareholders' equity	93,075	92,471
Total liabilities and shareholders' equity	$454,166	$450,387

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net sales
Software and other	$21,232	$20,060	$69,251	$56,370
Professional services	11,277	11,999	30,573	30,914
Maintenance and EDI	27,885	28,018	84,434	81,057
Total net sales	60,394	60,077	184,258	168,341
Cost of sales
Software and other	9,143	8,909	29,140	20,167
Professional services	6,511	5,403	18,415	15,482
Maintenance and EDI	7,288	7,409	23,886	22,060
Depreciation and amortization	1,912	2,228	5,692	7,074
Total cost of sales	24,854	23,949	77,133	64,783
Gross margin	35,540	36,128	107,125	103,558
Operating costs and expenses:
Sales and marketing	10,807	10,235	32,474	26,781
Product research and development	8,268	7,195	24,310	20,964
General and administrative	7,783	7,500	23,829	22,354
Acquisition-related expenses	(762)	743	2,444	1,222
Restructuring and other expenses	830	1,151	830	1,115
Depreciation, amortization and impairment	2,651	2,352	8,183	10,225
Total operating costs and expenses	29,577	29,176	92,070	82,661
Operating income	5,963	6,952	15,055	20,897
Other expense, net	(8,105)	(8,207)	(23,213)	(22,555)
Income (loss) before income taxes	(2,142)	(1,255)	(8,158)	(1,658)
Income tax expense	1,684	(242)	3,410	2,629
Net loss	(3,826)	(1,013)	(11,568)	(4,287)
Less: noncontrolling interest's share	(12)	(18)	(30)	(18)
Net loss attributable to Merge	(3,814)	(995)	(11,538)	(4,269)
Less: preferred stock dividends	-	-	-	3,153
Net loss attributable to common shareholders of Merge	$(3,814)	$(995)	$(11,538)	$(7,422)

Net loss per share - basic	$(0.04)	$(0.01)	$(0.13)	$(0.09)
Weighted average number of common
shares outstanding - basic	92,177,703	87,675,038	91,800,824	85,422,352

Net loss per share - diluted	$(0.04)	$(0.01)	$(0.13)	$(0.09)
Weighted average number of common
shares outstanding - diluted	92,177,703	87,675,038	91,800,824	85,422,352

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

		Nine Months Ended
		September 30,
		2012	2011
Cash flows from operating activities:
Net loss		$(11,568)	$(4,287)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities:
Depreciation, amortization and impairment		13,875	17,299
Share-based compensation		4,245	3,043
Change in contingent consideration for acquisitions		1,250	128
Amortization of notes payable issuance costs & discount		2,010	1,765
Provision for doubtful accounts receivable and allowances,
net of recoveries		1,287	785
Deferred income taxes		2,700	7,190
Unrealized gain on equity security		(982)	-
Realized gain on sale of equity security		-	(405)
Change in assets and liabilities, net of effects of dispositions:
Accounts receivable		(193)	(12,746)
Inventory		263	1,248
Prepaid expenses		(4,507)	(270)
Accounts payable		(2,703)	(2,472)
Accrued wages		(1,031)	2,396
Restructuring accrual		(650)	(448)
Deferred revenue		(4,402)	(8,092)
Accrued interest and other liabilities		9,694	4,777
Other		(4,143)	(3,977)
Net change in assets and liabilities (net of effects of acquisitions)		(7,672)	(19,584)
Net cash provided by operating activities		5,145	5,934
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		(876)	(477)
Purchases of property, equipment and leasehold improvements		(1,976)	(1,569)
Change in restricted cash		(38)	940
Distribution from investment in equity security		-	405
Net cash used in investing activities		(2,890)	(701)
Cash flows from financing activities:
Proceeds from issuance of term notes		-	53,560
Note and stock issuance costs paid		-	(1,528)
Proceeds from exercise of stock options and employee stock
purchase plan		924	878
Principal payments on notes payable		(35)	(4,591)
Principal payments on capital leases		(267)	(5)
Redemption and retirement of preferred stock		-	(41,750)
Preferred stock dividends		-	(7,328)
Net cash provided by (used in) financing activities		622	(764)
Effect of exchange rate changes on cash		24	127
Net increase (decrease) in cash		2,901	4,596
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	38,566	39,382
Cash and cash equivalents, end of period (net of restricted cash)	(2)	$41,467	$43,978

(1) Restricted cash of $707 and $1,647 as of December 31, 2011 and 2010, respectively.
(2) Restricted cash of $745 and $707 as of September 30, 2012 and 2011, respectively.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net loss attributable to common shareholders	$(3,814)	$(995)	$(11,538)	$(7,422)
Acquisition related costs	(762)	743	2,444	1,222
Restructuring and other	830	1,151	830	1,115
Stock-based compensation expense	1,429	923	4,245	3,043
Amortization of significant acquisition intangibles	2,727	3,020	8,179	11,712
Acquisition-related sales adjustments	564	512	1,621	3,260
Acquisition-related cost of sales adjustments	(124)	(66)	(327)	(354)
Adjusted net income	$850	$5,288	$5,454	$12,576
Depreciation and amortization	1,836	1,560	5,696	5,587
Net interest expense	8,143	7,939	24,023	20,872
Non-cash preferred stock dividend	-	-	-	3,153
Income tax expense	1,684	(242)	3,410	2,629
Adjusted EBITDA	$12,513	$14,545	$38,583	$44,817

Adjusted net income per share - diluted	$0.01	$0.06	$0.06	$0.14
Adjusted EBITDA per share - diluted	$0.13	$0.16	$0.41	$0.51

Fully diluted shares	94,178,002	90,984,403	94,419,712	88,174,901

	Pro Forma Three Months Ended September 30,		Pro Forma Nine Months Ended September 30,
	2012	2011	2012	2011
Net loss attributable to common shareholders	$(3,374)	$(549)	$(10,244)	$(4,516)
Acquisition related costs	(762)	743	2,444	1,222
Restructuring and other	830	1,151	830	1,115
Stock-based compensation expense	1,429	923	4,245	3,043
Amortization of significant acquisition intangibles	2,727	3,020	8,179	11,712
Adjusted net income	$850	$5,288	$5,454	$12,576
Depreciation and amortization	1,836	1,560	5,696	5,587
Net interest expense	8,143	7,939	24,023	20,872
Non-cash preferred stock dividend	-	-	-	3,153
Income tax expense	1,684	(242)	3,410	2,629
Adjusted EBITDA	$12,513	$14,545	$38,583	$44,817

Adjusted net income per share - diluted	$0.01	$0.06	$0.06	$0.14
Adjusted EBITDA per share - diluted	$0.13	$0.16	$0.41	$0.51

Fully diluted shares	94,178,002	90,984,403	94,419,712	88,174,901

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CASH FROM BUSINESS OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(amounts in millions)
Cash received from (paid for):
Issuance of debt and equity	$-	$-	$-	$53.6
Debt and equity issuance costs	-	(0.5)	-	(3.0)
Retirement of debt	-	(4.6)	-	(4.6)
Redemption of preferred stock	-	(1.2)	-	(41.8)
Payment of preferred stock dividends	-	-	-	(7.3)
Interest paid	-	-	(14.8)	(10.9)
Acquisitions	-	(1.5)	(0.9)	(2.1)
Restructuring initiatives	(0.7)	(0.7)	(1.2)	(1.6)
Acquisition related costs	(0.3)	(0.5)	(0.8)	(0.9)
Proceeds from stock option exercises	-	-	0.7	-
Property and equipment purchases	0.3	(0.3)	(2.0)	(1.6)
Settlements with former officers	-	-	-	(0.9)
Other non-operating cash flows	-	-	-	0.4
Business operations	9.2	8.8	21.9	24.4
Increase (decrease) in cash	$8.5	$(0.5)	$2.9	$3.7